Revenue	12 Months Ended
Jan. 31, 2022
Revenue from Contract with Customer [Abstract]
Revenue	Revenue
Deferred Revenue
During the fiscal years ended January 31, 2022, 2021 and 2020, the Company recognized revenue of $55.2 million, $34.7 million and $35.1 million, respectively, that had been included in deferred revenue as of January 31, 2021, January 31, 2020 and February 1, 2019, respectively.
Remaining Performance Obligations
The Company often enters into multi-year imagery licensing arrangements with its customers, whereby the Company generally invoices the amount for the first year of the contract at signing followed by subsequent annual invoices at the anniversary of each year. Remaining performance obligations represent the amount of contracted future revenue that has not yet been recognized, which includes both deferred revenue and non-cancelable contracted revenue that will be invoiced and recognized in revenue in future periods. The Company’s remaining performance obligations were $153.4 million as of January 31, 2022, which consists of both deferred revenue of $67.8 million and non-cancelable contracted revenue that will be invoiced in future periods of $85.6 million. The Company expects to recognize approximately 72% of the remaining performance obligation over the next 12 months, approximately 96% of the remaining obligation over the next 24 months, and the remainder thereafter.
Disaggregation of Revenue
The following table disaggregates revenue by major geographic region:

	Year Ended January 31,
(in thousands)	2022	2021	2020
United States	$55,993	$61,471	$54,857
Canada	9,370	15,910	16,678
Rest of world	65,846	35,787	24,201
Total revenue	$131,209	$113,168	$95,736
No single country other than the U.S. accounted for more than 10% of revenue for the fiscal year ended January 31, 2022. No single country other than the U.S. and Canada accounted for more than 10% of revenue for the years ended January 31, 2021 and 2020.
Costs to Obtain and Fulfill a Contract
Commissions paid to the Company’s direct sales force are considered incremental costs of obtaining a contract with a customer. Accordingly, commissions are capitalized when incurred and amortized to sales and marketing expense over the period of benefit from the underlying contracts. The period of benefit from the underlying contract is consistent with the timing of transfer to the performance obligations to which the capitalized costs relate, and is generally consistent with the contract term.
During the fiscal years ended January 31, 2022, 2021 and 2020, the Company deferred $1.7 million, $3.0 million and $0.3 million of commission expenditures to be amortized in future periods. The Company’s amortization of commission expenditures was $2.0 million, $1.9 million and $1.3 million for the fiscal years ended January 31, 2022, 2021 and 2020, respectively. As of January 31, 2022 and 2021, deferred commissions consisted of the following:

	January 31,
(in thousands)	2022	2021
Deferred commission, current	$1,375	$1,030
Deferred commission, non-current	1,083	1,697
Total deferred commission	$2,458	$2,727
The current portion of deferred commissions are included in prepaid expenses and other current assets on the consolidated balance sheets. The non-current portion of deferred commissions are included in other non-current assets on the consolidated balance sheets.